                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934

                                                   May 14, 2003
                                 Date of Report (Date of earliest event reported)

                                                ACXIOM CORPORATION
                                (Exact Name of Registrant as Specified in Charter)

                          Delaware                          0-13163                   71-0581897
              (State or Other Jurisdiction of           (Commission File     (IRS Employer Identification
                       Incorporation)                       Number)                      No.)

                           1 Information Way, P.O. Box 8180, Little Rock, Arkansas  72203-8180
                                  (Address of Principal Executive Offices)          (Zip Code)

                            Registrant's telephone number, including area code: 501-342-1000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

                  99.1     Press Release dated May 14, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         See Item 12.      Results of Operations and Financial Condition.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 14, 2003, Acxiom Corporation (the "Company") issued a press release reporting its revenue and
earnings for the fourth quarter and fiscal year ended March 31, 2003.   The press release is furnished herewith
as Exhibit 99.1 and incorporated by reference herein.

         The Company's press release and other communications from time to time include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the
Company's financial statements.  The attached press release utilizes measures of earnings per share before giving effect to certain write-offs that were taken during the relevant periods and measures of free cash flow.

         The Company's management believes that the presentation of earnings per share (before write-offs)
provides useful information regarding the Company's financial performance and earnings potential by calculating and quantifying the effect of certain write-offs on earnings per share calculated in accordance with GAAP and gives investors insight into the profitability of the Company's operating business.  Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.

         Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions.  The Company's management believes that free cash flow provides a useful measure of operating performance for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         The attached press release contains a quantitative reconciliation of each non-GAAP financial measure used by the Company to the comparable GAAP measure.  The non-GAAP financial measures used by the Company in the

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attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 14, 2003

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                        -----------------------------------------
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

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                                                   EXHIBIT INDEX

    Exhibit Number                           Description

         99.1               Press Release of the Company dated May 14, 2003.

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